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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 30, 1999

                            OXFORD HEALTH PLANS, INC.
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             (Exact name of registrant as specified in its charter)

            Delaware                   0-19442                  06-1118515
(State or other jurisdiction)        (Commission              (IRS Employer
       of incorporation)             File Number)            Identification No.)


800 Connecticut Avenue, Norwalk, Connecticut                   06854
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(Address of principal executive offices)                     (Zip Code)

                                 (203) 852-1442
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              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

       Registrant's Press Release, dated June 30, 1999, is attached as an Exhibit hereto and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

       (99)  Press Release dated June 30, 1999




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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          OXFORD HEALTH PLANS, INC.

Date: July 1, 1999                        By:   /s/  YON. Y. JORDEN
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                                                     YON Y. JORDEN
                                               Chief Financial Officer







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                   OXFORD HEALTH PLANS, INC. AND SUBSIDIARIES

                                  EXHIBIT INDEX

Exhibit                                                               Page
Number            Description of Document                           Number
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  (99)            Press Release dated June 30, 1999                    5







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